PAGE 1
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Keystone International Fund Inc.
Seeks long-term growth from foreign securities.

Dear Shareholder:

We are writing to report to you on activities of Keystone International Fund Inc. for the twelve-month period which ended October 31, 1995.

Performance

We were pleased with your Fund's positive results, especially considering the difficult international market conditions during the twelve-month period which ended October 31, 1995. Keystone International Fund Inc. provided particularly strong performance during the last six months when it returned 7.56%; for the twelve-month period your Fund returned 2.19%.

   Among its peers, your Fund outperformed the average international fund for the twelve-month period according to Lipper Analytical Services, Inc.(1) In addition, your Fund also outperformed the Morgan Stanley Europe Australia and Far East Index (EAFE), a barometer of world stock market performance. EAFE returned -1.60% for the six-month period and -0.37% for the twelve-month period. We have included the EAFE and Lipper results as general indicators of performance. These indexes are not entirely comparable to your Fund's regional composition yet, they serve as useful performance benchmarks.

A period of contrast and improvement

The international capital markets generally failed to keep pace with the robust returns of the U.S. capital markets over the year. However, some signs of improvement in the foreign markets could be seen as the year progressed. Sustainable non-inflationary growth, declining interest rates, and strong corporate earnings in the U.S. fueled a rally led by technology and financial stocks. Foreign market performance varied by country, but generally reflected the persistence of slow economic growth in many parts of the world. One of the main issues in some leading foreign markets has been the slow pace of easing monetary policy, particularly in Japan and Germany.

   The fiscal year was a period of change and uncertainty. The decline of the U.S. dollar to post-World War II lows resulted in unusual volatility in the world currency markets. The financial crisis in Mexico also surprised investors. In addition, real estate and bank loan losses in Japan and trading losses at respected investment banking firms Barings and Daiwa shook investor confidence.

   However, as 1995 unfolded, the world market environment showed significant improvements.

   Declining interest rates in the U.S. helped spark lower rates in countries with currencies linked to the U.S. dollar. Germany and Japan also followed with their own rate cuts during the summer. This benefited financial markets around the world. The U.S. dollar recovered to about 100 yen to the dollar, helping to stabilize the world markets. And, for the first time, we began to see governments confront the costs of social welfare systems that have restrained competitiveness in some countries. We were also encouraged by the U.S. technology stock rally, which spurred technology stocks in Europe and Japan; in the first ten months of 1995, technology stocks were among the best performing sectors.

(1) Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. The average international fund return was -1.10% for the 1-year, 8.71% for the 5-year, and 13.12% for the 10-year periods which ended October 31, 1995. There were 233 funds in the 1-year, 58 funds in the 5-year, and 20 funds in the 10-year international fund category. Performance is based on total return which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.

                                                       (continued on next page)

PAGE 2
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Keystone International Fund Inc.

Defensive and selective strategy

Our investment strategy was defensive during the period, punctuated by investments in selected areas. Positive performance came from our holdings of financial companies which we expected to benefit from declining interest rates around the world. We also emphasized selected technology companies in Europe and Japan. We believed these companies were attractively valued and would benefit from the long-term global technology revolution that is underway.

The value of international diversification

We believe your Fund's careful security selection and diversification were responsible for its positive performance during this challenging period. Our basic strategy was to find attractive values and steer clear of the trouble spots, which were numerous. Strategic diversification of Fund investments by country and by industry helped ensure that severe market conditions in specific countries did not have a disproportionate effect on your Fund's performance.

Looking ahead

Longer term, we believe that prospects for international markets are improving. The rebound of the U.S. dollar should provide better stability over 1995. We expect the slow growth of the U.S. economy and low U.S. interest rates should continue in 1996, exerting a positive influence on world markets. Although Europe's growth has been disappointing in 1995, we anticipate slightly better growth next year. Many companies around the world are coming under increasing pressure to restructure and cut costs to remain competitive in the global marketplace. We have begun to see signs of this trend in selected countries, including in Europe, where we have several holdings that should benefit from an acceleration in economic activity. We believe even modest increases in economic activity abroad could have a positive effect on many foreign markets. We think these improved conditions should translate into stronger performance over the coming year.

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature of George S. Bissell]

George S. Bissell
Chairman of the Board
Keystone Funds

December 1995

[picture of Albert H. Elfner, III]              [picture of George S. Bissell]
       Albert H. Elfner, III                           George S. Bissell

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                              A Discussion With
                              Your Fund Manager

                         [picture of Gilman C. Gunn]

     Gilman C. Gunn is portfolio manager of your Fund and leads Keystone's international investment team. An investment professional with 23 years of experience, Mr. Gunn has spent more than ten years in investment management positions in London, Kuwait and Thailand.

       Keystone's international team is comprised of several investment professionals who have expertise on the economic, political and business environments in specific areas. The team includes Sami Karam (Europe), John Madden (natural resource and infrastructure), Eleanor Marsh (Far East), and
              Francis X. Claro and Antonio Docal (Latin America).

Q How would you characterize investment conditions in international markets over the twelve-month period?

A It's been a year of unusual volatility in international markets. Rising interest rates in the U.S. at the end of 1994 had a negative impact on stock and bond prices worldwide. While the U.S. snapped back and enjoyed a strong bull market in 1995, the international markets did not. The downward trend in U.S. interest rates during the second half of the period triggered a similar trend in Europe, but a market rally did not materialize.

   Better liquidity, a rebound in the U.S. dollar and an improving environment all helped provide a more favorable world investment environment. But, returns for the year were still well below historical averages. However, growth-seeking investors did return to the emerging markets of Asia and the Pacific Rim where selected markets showed some signs of strength. In Latin America, the aftermath of Mexico's currency crisis limited growth opportunities for the near term.

Q Have these difficult market conditions changed the prospects for investing in foreign stocks?

A No, we don't believe they have. Look at the U.S. stock market. In 1994 the Standard and Poor's 500 returned a meager 1.32%. In 1995, it was up 29.30% for the first ten months of the year. Securities markets tend to move in cycles, and we think that many foreign markets are poised for a rebound in 1996.

Fund Profile

Objective: Seeks long-term growth from foreign securities.

Commencement of investment operations: 1954

Number of Countries: 23

Number of Stocks: 102

Net Assets: $129 million

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Keystone International Fund Inc.

===========================  [GRAPHIC-MAP]  ==================================

Geographic Diversification

as of October 31,1995

ASIA/PACIFIC        34.5%
CANADA               4.6%
EUROPE              39.8%
LATIN AMERICA        3.9%
OTHER(2)            17.2%

(as a percentage of net assets)
================================================================================

Q  What are Keystone's credentials as an international investment manager?

A Keystone International Fund Inc. is one of eight international funds managed by Keystone. Founded in 1954, the Fund was one of the first international mutual funds. Keystone has a long history of managing international portfolios. We consider our investment team one of our biggest strengths. They are experienced investment professionals who understand the complexities of the international markets. Collectively, the team speaks several languages and travels frequently to the countries and companies they cover. We consider visiting companies in person important to developing a full understanding of a company's strengths and to the successful management of international portfolios.

Q  How does the Fund minimize the risks of international investing?

A We maintain a conservative investment approach. We seek to limit risk by diversifying both geographically and by investment style. In addition to investing in more than twenty countries and at least that many industries, we also buy a combination of growth and value stocks. These stocks tend to be in favor at different times during an economic cycle, so combining the two styles reduces some of the fluctuation inherent in equity investing. For additional protection, about 50% of the portfolio is denominated in U.S. dollars or hedged into U.S. dollars through foreign currency contracts.

(2) Includes short-term obligations, foreign currency holdings and other assets and liabilities.

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Q  What is hedging and how does it affect the Fund's performance?

A Hedging is a common investment technique that is frequently used in managing international investments. It can significantly reduce the risk of foreign currency price changes. We hedge selected investments to protect the holdings from the price fluctuations of foreign currencies.

Q  What was the geographical allocation of the Fund's assets?

A We increased our holdings in Europe and the Asia/Pacific region during the year and decreased holdings in Canada and Latin America. As of October 31, 1995, 39.8% of the Fund's net assets were in Europe, 34.5% in the Asia/Pacific, 4.6% in Canada and 3.9% in Latin America. The largest portion of stock holdings--about 20% of net assets--were in Japan, followed by 8% each in the United Kingdom and Sweden. Latin American holdings were reduced over the course of the year and stood at about 4% of net assets at the end of the period.

Q  What countries did you emphasize?

A We increased our holdings of Japanese technology companies at mid-year, just before the Japanese market began to recover. We believe that the Japanese economy is beginning to improve, and we have a more favorable long-term outlook for the Japanese market. In Europe we emphasized companies in the United Kingdom, Netherlands, Sweden and Switzerland. We eliminated all Fund holdings in Brazil, due to the volatility in that market.

================================ BAR CHART =====================================
Performance of World Markets
as of October 31, 1995

[GRAPHIC-PLOT POINTS FOR BAR GRAPH]
Region                             12-month total return
Americas                                   21.66
Europe/Africa                               9.89
Asia Pacific                              -12.39
World (ex. U.S.)                           -4.06

Source: Dow Jones & Co. Inc. (expressed in U.S. dollars)
================================================================================

Q  What industries did you favor?

A We increased our banking and financial services holdings which performed relatively well during the period. We believed banks were among the most attractively priced stocks worldwide and were likely to do well in the declining interest rate environment. We held shares of HSBC Holdings, a bank in Hong Kong and Credit Commercial de France. We also favored Japanese technology stocks including NEC and Canon, two world-class Japanese technology-based companies. In addition, we held Sony, a global consumer electronics company.

Q  What is your outlook for the international markets?

A We believe that the success of the "soft landing" of the U.S. economy will continue to contribute to an improved investment environment overseas. We think that companies around the world, particularly in Europe and Japan, are now following the lead of U.S. corporations. Some of these foreign corporations are cutting costs and increasing productivity to become more competitive in the global marketplace. We have begun to see this in France where prime minister Chirac is attempting to cut government spending to reduce the budget deficit. In Japan, we think that easing monetary policy and a stronger U.S. dollar will be positive forces on the Japanese market, although progress may be slow. Modern facilities and low labor costs in countries such as China and Indonesia are creating attractive opportunities there. In Europe, we are focusing on the financial, cyclical and small-cap sectors which we believe are most likely to benefit from a market turnaround.

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Keystone International Fund Inc.


Your Fund's Performance

============================== MOUNTAIN CHART ================================
Growth of an investment in
Keystone International Fund Inc.
In Thousands

          Initial Investment  Reinvested Distributions
10/85         $10000              $10000
10/86          13092               14577
10/87          13178               17351
10/88          12280               19500
10/89          12418               19915
10/90          10121               17062
10/91          10294               18159
10/92          10242               18793
10/93          12625               23322
10/94          13420               24885
10/95          12280               25429

A $10,000 investment in Keystone International Fund Inc. made on
October 31, 1985 with all distributions reinvested was worth $25,429 on
October 31, 1995. Past performance is no guarantee of future results.
================================================================================

Top 10 Stock Holdings
as of October 31, 1995
                                                           Percentage of
Stock                                   Industry           net assets
-------------------------------------------------------------------------
Nestle (Switzerland)                    Food                    3.9
-------------------------------------------------------------------------
Canon (Japan)                           Office equipment        3.8
-------------------------------------------------------------------------
Lonrho (U.K.)                           Conglomerate            2.4
-------------------------------------------------------------------------
Royal Dutch Petroleum (Netherlands)     Energy                  2.3
-------------------------------------------------------------------------
NEC (Japan)                             Electronics             2.1
-------------------------------------------------------------------------
HSBC Holdings (Hong Kong)               Finance                 2.0
-------------------------------------------------------------------------
Antofagasta (Chile)                     Conglomerate            1.9
-------------------------------------------------------------------------
Pharmacia (Sweden)                      Health Products         1.8
-------------------------------------------------------------------------
British Steel (U.K.)                    Metals                  1.8
-------------------------------------------------------------------------
Sumitomo Marine (Japan)                 Insurance               1.7
-------------------------------------------------------------------------

Twelve-Month Performance                               as of October 31, 1995
--------------------------------------------------------------------------------
Total return*                                                       2.19%
Net asset value                         10/31/94                   $7.77
                                        10/31/95                   $7.11
Dividends                                                          $.035
Capital gains                                                      $.740

*Before deduction of contingent deferred sales charge (CDSC).


Historical Record                                      as of October 31, 1995
--------------------------------------------------------------------------------
                                         If you                  If you did
Cumulative total return                 redeemed                 not redeem
1-year                                   -0.56%                    2.19%
5-year                                   49.04%                   49.04%
10-year                                 154.29%                  154.29%

Average annual total return
1-year                                   -0.56%                    2.19%
5-year                                    8.31%                    8.31%
10-year                                   9.78%                    9.78%

The "if you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

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Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone International Fund Inc., the Morgan Stanley Europe, Australia, and Far East Index and the Consumer Price Index.

                                 Fund Average
                              Annual Total Return
                ----------------------------------------------
                   1 Year           5 Year          10 Year
                   -0.56%            8.31%           9.78%

============================= LINE CHART ====================================
In Thousands                                 October 1985 through October 1995

                          Morgan Stanley Europe,
                            Australia, and          Consumer
                            Far East Index        Price Index
                Fund            (EAFE)               (CPI)

10/85          $10000           $10000              $10000
                14577            16627               10147
10/87           17351            22169               10607
                19500            28042               11058
10/89           19915            30424               11555
                17062            26470               12281
10/91           18159            28349               12640
                18793            24663               13045
10/93           23322            33897               13404
                24885            37318               13753
10/95           25429            37179               14140

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year.
================================================================================

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone International Fund Inc.

The Fund seeks long-term growth from foreign securities. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Morgan Stanley Europe, Australia and Far East Index (EAFE)

The EAFE is a broad-based, unmanaged index of non-U.S. stocks. It is comprised of stocks of developed world markets. These stocks are selected and compiled by Morgan Stanley according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

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Keystone International Fund Inc.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

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                                 Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

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Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1995

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
================================================================================
COMMON STOCKS (82.8%)
(bullet) ARGENTINA (0.3%)
Beverages & Tobacco (0.3%)
  Nobleza Piccardo                             108,746    $  418,630
================================================================================
(bullet) AUSTRALIA (3.9%)
Banking (1.8%)
  National Australia Bank Ltd.                 155,500     1,331,368
  Westpac Banking Corp.                        231,000       948,423
--------------------------------------------------------------------------------
                                                           2,279,791
--------------------------------------------------------------------------------
Business & Public Services (0.2%)
  Memtec Ltd.                                  170,000       279,708
--------------------------------------------------------------------------------
Beverages & Tobacco (0.2%)
  Foster's Brewing Group Ltd.                  270,000       257,084
--------------------------------------------------------------------------------
Energy Sources (1.7%)
  Broken Hill Proprietary Co. Ltd.             162,765     2,204,419
--------------------------------------------------------------------------------
(bullet) TOTAL AUSTRALIA                                   5,021,002
================================================================================
(bullet) BELGIUM (1.2%)
Industrial Components (1.2%)
  Bekaert S.A.                                   2,180     1,600,726
================================================================================
(bullet) CANADA (4.6%)
Advertising & Publishing (1.8%)
  Quebecor, Inc.                               147,906     2,249,264
--------------------------------------------------------------------------------
Conglomerates (0.5%)
  Brascan Ltd.                                  26,400       413,793
  Imasco Ltd.                                   15,000       268,697
--------------------------------------------------------------------------------
                                                             682,490
--------------------------------------------------------------------------------
Beverages & Tobacco (0.5%)
  Canada Malting Ltd.                           43,800       662,002
--------------------------------------------------------------------------------
Fertilizer (1.8%)
  Potash Corp. of Saskatchewan, Inc.            32,380     2,271,772
--------------------------------------------------------------------------------
(bullet) TOTAL CANADA                                      5,865,528
================================================================================
(bullet) CHILE (2.0%)
Conglomerates (2.0%)
  Antofagasta Holdings                         519,000    $2,502,688
================================================================================
(bullet) FINLAND (0.3%)
Industrial Components (0.3%)
  Fiskars Oy AB, Series K                        4,400       207,176
  Fiskars Oy AB                                  3,533       178,829
--------------------------------------------------------------------------------
(bullet) TOTAL FINLAND                                       386,005
================================================================================
(bullet) FRANCE (5.0%)
Building Materials (0.7%)
  Lafarge                                       13,200       874,853
--------------------------------------------------------------------------------
Cosmetics (0.7%)
  L'Oreal S.A.                                   3,500       855,299
--------------------------------------------------------------------------------
Banking (1.5%)
  Credit Commerce de France                     39,888     1,982,124
--------------------------------------------------------------------------------
Industrial Components (0.8%)
  Michelin                                      26,200     1,058,158
--------------------------------------------------------------------------------
Leisure/Tourism (0.5%)
  Accor S.A.                                     5,651       671,404
--------------------------------------------------------------------------------
Energy Sources (0.8%)
  Societe Nationale Elf Aquitaine               14,555       991,148
--------------------------------------------------------------------------------
(bullet) TOTAL FRANCE                                      6,432,986
================================================================================
(bullet) HONG KONG (3.4%)
Banking (2.3%)
  HSBC Holdings                                175,677     2,556,186
  Wing Hang Bank                               117,700       379,054
--------------------------------------------------------------------------------
                                                           2,935,240
--------------------------------------------------------------------------------
Beverages & Tobacco (0.1%)
  Tsingtao Brewery                             535,000       141,851
--------------------------------------------------------------------------------
Merchandising (0.5%)
  Giordano Holdings                            771,000       638,204
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

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SCHEDULE OF INVESTMENTS--October 31, 1995

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
================================================================================
Telecommunications (0.5%)
  Hong Kong Telecommunications Ltd.            378,000   $   660,010
--------------------------------------------------------------------------------
(bullet) TOTAL HONG KONG                                   4,375,305
================================================================================
(bullet) INDONESIA (1.6%)
Health and Personal (0.4%)
  Kalbe Farma                                  159,840       506,758
--------------------------------------------------------------------------------
Merchandising (0.4%)
  Matahari Putra                               240,750       503,550
--------------------------------------------------------------------------------
Textiles & Apparel (0.8%)
  Indorama Synthetic                           300,500       992,404
--------------------------------------------------------------------------------
(bullet) TOTAL INDONESIA                                   2,002,712
================================================================================
(bullet) ITALY (1.8%)
Chemicals (0.1%)
  Saes Getters                                   4,500        85,822
--------------------------------------------------------------------------------
Food & Household Products (0.2%)
  Industrie Natuzzi                              7,400       296,000
--------------------------------------------------------------------------------
Telecommunications (1.5%)
  Telecom Italia MOB                           630,000     1,057,246
  Telecom Italia                               630,000       956,462
--------------------------------------------------------------------------------
                                                           2,013,708
--------------------------------------------------------------------------------
(bullet) TOTAL ITALY                                       2,395,530
================================================================================
(bullet) JAPAN (20.2%)
Appliances/Household Durables (2.8%)
  Sharp Corp.                                   79,000     1,096,632
  Sony Corp.                                    56,700     2,549,685
--------------------------------------------------------------------------------
                                                           3,646,317
--------------------------------------------------------------------------------
Beverages & Tobacco (0.1%)
  Kita Kyushu Coca Cola                          7,000       136,175
--------------------------------------------------------------------------------
Chemicals (0.4%)
  Rohm                                           9,000       546,361
--------------------------------------------------------------------------------
Electrical/Electronics (4.4%)
  Hitachi Ltd.                                 141,000     1,447,285
--------------------------------------------------------------------------------
Electrical/Electronics (Continued)
  NEC Corp.                                    207,000   $ 2,731,805
  Toshiba Corp.                                203,000     1,470,482
--------------------------------------------------------------------------------
                                                           5,649,572
--------------------------------------------------------------------------------
Electronic Components (2.7%)
  Advantest                                     20,500     1,162,325
  Fanuc                                         16,000       692,898
  Kyocera Corp.                                  8,000       655,360
  Murata Manufacturing Co.                       8,000       280,757
  Tokyo Electronics                             16,000       694,462
--------------------------------------------------------------------------------
                                                           3,485,802
--------------------------------------------------------------------------------
Financial Services (0.6%)
  Nichiei Co.                                   12,000       744,904
--------------------------------------------------------------------------------
Food & Household Products (0.0%)
  Plenus                                         2,000        94,433
--------------------------------------------------------------------------------
Industrial Components (1.7%)
  Bridgestone Corp.                             93,000     1,290,972
  NGK Spark Plug Co.                            63,000       862,212
--------------------------------------------------------------------------------
                                                           2,153,184
--------------------------------------------------------------------------------
Insurance (3.3%)
  Mitsui Marine and Fire                       108,000       649,299
  Nichido Fire and Marine                      181,000     1,353,585
  Sumitomo Marine and Fire                     305,000     2,176,548
--------------------------------------------------------------------------------
                                                           4,179,432
--------------------------------------------------------------------------------
Leisure & Tourism (0.4%)
  Fuji Photo Film Co.                           19,000       469,915
--------------------------------------------------------------------------------
Office & Business Equipment (3.8%)
  Canon, Inc.                                  283,000     4,841,390
--------------------------------------------------------------------------------
(bullet) TOTAL JAPAN                                      25,947,485
================================================================================
(bullet) KOREA (1.8%)
Electronic Components (0.2%)
  Chung Ho Computer                              2,390       221,774
--------------------------------------------------------------------------------
Electric/Electronics (0.9%)
  Samsung Electronics Co., Ltd., Global
    Depository Shares                            5,500     1,207,606
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.                  (continued on next page)

PAGE 12
--------------------------------------------------------------------------------
Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1995

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
================================================================================
Metals & Mining (0.2%)
  Pohang Iron & Steel Co., Ltd.                  2,500   $   217,604
--------------------------------------------------------------------------------
Utilities (0.5%)
  Korea Electric Power                          16,300       671,045
--------------------------------------------------------------------------------
(bullet) TOTAL KOREA                                       2,318,029
================================================================================
(bullet) MALAYSIA (1.3%)
Wholesale/International (0.2%)
  Sime Darby BHD                                88,000       219,913
--------------------------------------------------------------------------------
Foods & Household Products (0.4%)
  Nestle Malay Berhad                           90,000       634,002
--------------------------------------------------------------------------------
Leisure & Tourism (0.7%)
  Genting Berhad                                98,500       857,431
--------------------------------------------------------------------------------
(bullet) TOTAL MALAYSIA                                    1,711,346
================================================================================
(bullet) MEXICO (0.3%)
Metals & Mining (0.3%)
  Industrias Penoles S.A. de C.V.               96,500       362,975
================================================================================
(bullet) NETHERLANDS (8.9%)
Advertising & Publishing (2.4%)
  Telegraaf N.V.                                10,000     1,438,712
  Wolters Kluwer N.V.                           17,424     1,585,807
--------------------------------------------------------------------------------
                                                           3,024,519
--------------------------------------------------------------------------------
Appliances/Household Durables (0.5%)
  Philips Electronics N.V.                      17,350       670,776
--------------------------------------------------------------------------------
Beverages & Tobacco (1.6%)
  Heineken N.V.                                 11,788     2,091,925
--------------------------------------------------------------------------------
Health & Personal Products (0.6%)
  Unilever N.V.                                  5,615       735,594
--------------------------------------------------------------------------------
Insurance (0.8%)
  AEGON N.V.                                    26,920     1,021,998
--------------------------------------------------------------------------------
Energy Sources (2.3%)
  Royal Dutch Petroleum Co.                     23,740   $ 2,947,564
--------------------------------------------------------------------------------
Merchandising (0.7%)
  Ahold                                         24,383       924,137
--------------------------------------------------------------------------------
(bullet) TOTAL NETHERLANDS                                11,416,513
================================================================================
(bullet) NEW ZEALAND (0.2%)
Forest Products (0.2%)
  Fletcher Challenge                            12,769        17,616
  Fletcher Challenge Forest                     90,000       238,234
--------------------------------------------------------------------------------
(bullet) TOTAL NEW ZEALAND                                   255,850
================================================================================
(bullet) SINGAPORE (1.5%)
Business & Public Services (0.1%)
  Venture Manufacturing                         38,500       114,437
--------------------------------------------------------------------------------
Conglomerates (0.6%)
  Jardine Matheson                             128,166       781,813
--------------------------------------------------------------------------------
Beverages & Tobacco (0.8%)
  Fraser & Neave                                89,000     1,051,875
--------------------------------------------------------------------------------
(bullet) TOTAL SINGAPORE                                   1,948,125
================================================================================
(bullet) SPAIN (0.9%)
Energy Sources (0.9%)
  Repsol S.A.                                   37,300     1,113,912
================================================================================
(bullet) SWEDEN (7.5%)
Appliances & Household Durables (1.1%)
  Electrolux AB                                 33,925     1,450,878
--------------------------------------------------------------------------------
Automotive (1.6%)
  Volvo AB                                      93,200     2,098,214
--------------------------------------------------------------------------------
Business & Public Services (0.9%)
  Esselte AB                                    79,500     1,167,251
--------------------------------------------------------------------------------
Electrical & Electronics (0.4%)
  Asea AB                                        5,000       493,178
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 13
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1995

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
================================================================================
Health & Personal Products (3.1%)
  AB Astra                                       20,900   $  767,943
  Elekta                                         21,425      887,250
  Pharmacia AB                                   67,000    2,330,663
--------------------------------------------------------------------------------
                                                           3,985,856
--------------------------------------------------------------------------------
Capital Goods (0.4%)
  Assa Abloy (c)                                 69,000      457,188
--------------------------------------------------------------------------------
(bullet) TOTAL SWEDEN                                      9,652,565
================================================================================
(bullet) SWITZERLAND (6.7%)
Business & Public Services (0.7%)
  SGS Holding                                       475      897,450
--------------------------------------------------------------------------------
Chemicals (1.6%)
  Ciba-Geigy AG                                   2,435    2,101,911
--------------------------------------------------------------------------------
Food/Household Products (3.9%)
  Nestle S.A.                                     4,731    4,958,945
--------------------------------------------------------------------------------
Health and Personal Products (0.5%)
  Sandoz AG                                         825      680,899
--------------------------------------------------------------------------------
(bullet) TOTAL SWITZERLAND                                 8,639,205
================================================================================
(bullet) TAIWAN, PROVINCE OF CHINA (0.6%)
Electronic Components (0.1%)
  Taiwan Semiconductor (c)                       14,400       44,822
  United Micro Electric                          16,500       40,353
--------------------------------------------------------------------------------
                                                              85,175
--------------------------------------------------------------------------------
Finance (0.5%)
  Chronicle 2001 Mutual Fund                  1,653,374      628,585
--------------------------------------------------------------------------------
Transportation (0.0%)
  Evergreen Marine                               30,800       46,223
--------------------------------------------------------------------------------
(bullet) TOTAL TAIWAN, PROVINCE OF CHINA                     759,983
================================================================================
(bullet) UNITED KINGDOM (7.5%)
Advertising/Publishing (1.1%)
  Blenheim Group PLC                             60,000   $  242,846
  Pearson                                       132,000    1,311,652
--------------------------------------------------------------------------------
                                                           1,554,498
--------------------------------------------------------------------------------
Miscellaneous Materials (0.7%)
  Pilkington PLC                                285,000      851,621
--------------------------------------------------------------------------------
Conglomerates (2.4%)
  Lonrho PLC                                  1,253,184    3,100,764
--------------------------------------------------------------------------------
Health and Personal Products (0.3%)
  Takare PLC                                    110,000      356,522
--------------------------------------------------------------------------------
Metals & Mining (1.8%)
  British Steel PLC                             892,000    2,302,277
--------------------------------------------------------------------------------
Oil (1.2%)
  British Petroleum Co., PLC                    204,000    1,499,763
--------------------------------------------------------------------------------
(bullet) TOTAL UNITED KINGDOM                              9,665,445
================================================================================
(bullet) VENEZUELA (1.3%)
Building Materials (0.2%)
  Venezolana de Ceme                            126,390      241,190
--------------------------------------------------------------------------------
Conglomerates (0.1%)
  H L Boulton & Co.                           1,351,329       32,632
--------------------------------------------------------------------------------
Forest Products (0.2%)
  Venezolana de Papeles                         377,775      322,739
--------------------------------------------------------------------------------
Utilities (0.8%)
  La Electricidad de Caracas C.A.               945,266    1,080,081
--------------------------------------------------------------------------------
(bullet) TOTAL VENEZUELA                                   1,676,642
================================================================================
(bullet) TOTAL COMMON STOCKS
   (Cost--$88,194,222)                                   106,469,187
================================================================================

See Notes to Schedule of Investments.                  (continued on next page)

PAGE 14
--------------------------------------------------------------------------------
Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1995

                                             Maturity       Market
                                              Value          Value
================================================================================
SHORT-TERM INVESTMENTS (10.6%)
REPURCHASE AGREEMENTS (10.6%)
Keystone Joint Repurchase
  Agreement (Investments in
  repurchase agreements, in a
  joint trading account,
  purchased 10/31/95, 5.870
  to 5.8750%, maturing
  11/01/95) (d)                             $13,666,229   $ 13,664,000
================================================================================
TOTAL SHORT-TERM INVESTMENTS
  (Cost--$13,664,000)                                       13,664,000
================================================================================
TOTAL INVESTMENTS
  (Cost--$101,858,222) (e)                                 120,133,187
================================================================================
FOREIGN CURRENCY HOLDINGS (3.6%)
  Japanese Yen                                            $  4,343,267
  New Taiwan Dollar (a)                                         14,070
  Venezuelan Bolivar (a)                                       263,122
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY HOLDINGS
  (Cost--$4,716,137)                                         4,620,459
================================================================================
OTHER ASSETS AND LIABILITIES--NET
  (3.0%)                                                     3,920,009
--------------------------------------------------------------------------------
NET ASSETS (100%)                                         $128,673,655
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(c) Non-income-producing security.

(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1995.

(e) The cost of investments for income tax purposes amounted to $101,953,236. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at October 31, 1995 are as follows:

       Gross unrealized appreciation     $21,445,442
       Gross unrealized depreciation      (3,361,169)
                                         -----------
       Net unrealized appreciation       $18,084,273
                                         ===========


See Notes to Financial Statements.

PAGE 15
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                          One Month
                               Year Ended   Ended
                                 October   October
                                   31,       31,                                 Year Ended September 30,
                                  1995     1994(e)  1994(e)  1993(e)  1992(e)   1991    1990     1989    1988    1987    1986
===================================================================================================================================
Net asset value beginning
  of period                     $  7.77   $  7.67   $  7.08  $  6.01  $  5.91  $ 5.35   $ 7.51  $  6.66  $  9.53  $  8.05  $ 5.35
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income              0.07         0         0    (0.03)   (0.01)  (0.01)   (0.07)   (0.14)    0.03        0    0.11
Net gains (losses) on
  investments and foreign
  currency related
  transactions                     0.05      0.10      0.62     1.14     0.34    0.83    (1.74)    1.06    (1.60)    2.65    3.25
Net commissions paid on
  fund share sales (a)                0         0         0        0        0       0        0        0        0        0   (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                      0.12      0.10      0.62     1.11     0.33    0.82    (1.81)    0.92    (1.57)    2.65    3.29
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income             (0.04)        0     (0.02)       0        0       0        0    (0.07)   (0.08)   (0.06)  (0.13)
In excess of net
  investment income                   0         0     (0.01)   (0.04)   (0.23)  (0.03)       0        0        0        0       0
Net realized gains on
  investments and foreign
  currency related
  transactions                    (0.74)        0         0        0        0   (0.23)   (0.35)       0    (1.22)   (1.11)  (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions             (0.78)        0     (0.03)   (0.04)   (0.23)  (0.26)   (0.35)   (0.07)   (1.30)   (1.17)  (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value end of
  period                        $  7.11   $  7.77   $  7.67  $  7.08  $  6.01  $ 5.91   $ 5.35  $  7.51  $  6.66  $  9.53  $ 8.05
===================================================================================================================================
Total return (c)                   2.19%     1.30%     8.75%   18.59%    5.78%  15.59%  (25.12%)  13.55%  (15.55%)  39.96%  67.76%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                    2.57%(b)  2.52%(d)  2.54%    2.94%    3.41%   3.14%    2.92%    2.65%    2.04%    2.17%   1.49%
 Net investment income             0.88%    (0.20%)(d) 0.01%   (0.46%)  (0.09%) (0.07%)  (0.51%)  (0.79%)   0.33%   (0.04%)  1.53%
Portfolio turnover rate              76%        2%      121%      68%      74%     85%      42%      42%      60%      61%     97%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                   $128,674  $157,929  $154,529 $111,752  $64,135 $72,923  $73,768 $121,047 $115,712 $173,319 $89,895
===================================================================================================================================

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 Distribution Plans be treated as operating expenses rather than capital charges. Accordingly, beginning with the fiscal year ended September 30, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) "Ratio of total expenses to average net assets" for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended October 31, 1995, the expense ratio would have been 2.56%.

(c) Excluding contingent deferred sales charges (CDSC).

(d) Annualized.

(e) Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 16
--------------------------------------------------------------------------------
Keystone International Fund Inc.

STATEMENTS OF ASSETS AND LIABILITIES--
October 31, 1995
================================================================================
Assets:
Investments at market value (identified cost--
  $88,194,222) (Note 1)                              $106,469,187
Repurchase Agreements (identified cost--
  $13,664,000) (Note 1)                                13,664,000
Foreign currency holdings (identified cost--
  $4,716,137) (Note 1)                                  4,620,459
--------------------------------------------------------------------------------
 Total investments and foreign currency holdings
   (identified cost--$106,574,359)                    124,753,646
--------------------------------------------------------------------------------
Cash                                                          271
Receivable for:
 Unrealized appreciation on open foreign currency
  contracts
   (Notes 1 and 5)                                        654,349
 Investments sold                                       4,270,517
 Fund shares sold                                         338,050
 Interest and dividends                                   190,714
 Refundable foreign tax withheld                          100,125
Prepaid expenses                                           13,072
--------------------------------------------------------------------------------
  Total assets                                        130,320,744
--------------------------------------------------------------------------------
Liabilities:
Payable for:
 Unrealized depreciation on open foreign currency
  contracts
   (Notes 1 and 5)                                      1,328,394
 Fund shares redeemed                                     121,169
Foreign tax withholding                                    23,689
Other accrued expenses                                    173,837
--------------------------------------------------------------------------------
  Total liabilities                                     1,647,089
--------------------------------------------------------------------------------
Net assets                                           $128,673,655
================================================================================
Net assets represented by (Notes 1, 2 and 5):
 Paid-in capital                                     $108,440,042
 Undistributed net investment income                    1,985,964
 Accumulated net realized gains on investments
  and foreign currency related transactions               744,780
 Net unrealized appreciation (depreciation) on:
 Investments, foreign currency holdings and
   other assets and liabilities                        18,176,914
 Foreign currency contracts                              (674,045)
--------------------------------------------------------------------------------
  Total net assets applicable to outstanding
    shares of beneficial interest at 10/31/95
    ($7.11 a share on 18,088,843 shares
    outstanding)                                     $128,673,655
================================================================================

STATEMENT OF OPERATIONS--
For the Year Ended October 31, 1995
==========================================================================
Investment income (Note 1):
 Dividends (net of foreign
  withholding taxes of $305,494)                             $ 2,327,124
 Interest                                                      2,200,392
--------------------------------------------------------------------------
  Total income                                                 4,527,516
--------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                               $  985,652
 Transfer agent fees                             616,119
 Accounting, auditing and legal                   65,683
 Custodian fees--foreign                         154,575
 Custodian fees--domestic                         89,856
 Distribution Plan expenses                    1,315,600
 Printing expense                                 40,526
 Registration fees                                48,734
 Other foreign investment taxes                   50,579
 Miscellaneous expenses                           22,959
--------------------------------------------------------------------------
  Total expenses                               3,390,283
  Less: Expenses paid indirectly
    (Note 4)                                     (19,366)
--------------------------------------------------------------------------
 Net expenses                                                  3,370,917
--------------------------------------------------------------------------
 Net investment income                                         1,156,599
--------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions
  (Notes 1, 3 and 5):
 Realized gain (loss) on:
  Investments                                                  3,055,864
  Foreign currency holdings                                     (352,786)
--------------------------------------------------------------------------
 Net realized gain (loss) on
  investments and foreign currency
  related transactions                                         2,703,078
--------------------------------------------------------------------------
 Net change in unrealized
  appreciation (depreciation) on:
  Investments foreign currency
    holdings and other assets and
    liabilities                                               (2,836,275)
  Foreign currency contracts                                     363,133
--------------------------------------------------------------------------
 Net change in unrealized
   appreciation or depreciation                               (2,473,142)
--------------------------------------------------------------------------
 Net gain on investments and foreign
   currency related transactions                                 229,936
--------------------------------------------------------------------------
 Net increase in net assets resulting
   from operations                                           $ 1,386,535
==========================================================================

See Notes to Financial Statements.

PAGE 17
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 One Month
                                                                                   Period
                                                              Year Ended           Ended            Year Ended
                                                           October 31, 1995  October 31, 1994   September 30, 1994
===================================================================================================================
Operations (Notes 1 and 3):
 Net investment income (loss)                                $   1,156,599      $    (26,579)      $       9,601
 Net realized gain (loss) on investments and foreign
  currency related transactions                                  2,703,078          (325,955)         11,373,326
 Net change in unrealized appreciation or depreciation          (2,473,142)        2,527,836          (2,252,430)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations                                                    1,386,535         2,175,302           9,130,497
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
 Net investment income                                            (701,392)                0            (385,197)
 In excess of net investment income                                      0                 0            (214,920)
 Net realized gains on investments and foreign currency
  related transactions                                         (14,792,324)                0                   0
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                        (15,493,716)                0            (600,117)
-------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
 Proceeds from shares sold                                      84,005,110        11,958,676         146,821,752
 Payments for shares redeemed                                 (112,505,516)      (10,734,623)       (113,073,728)
 Net asset value of shares issued in reinvestment of
  dividends and distributions                                   13,352,659                 0             499,199
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   capital share transactions                                  (15,147,747)        1,224,053          34,247,223
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                    (29,254,928)        3,399,355          42,777,603
-------------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of period                                           157,928,583       154,529,228         111,751,625
-------------------------------------------------------------------------------------------------------------------
 End of period [including undistributed net investment
  income (accumulated distributions in excess of net
  investment income) as follows:
   October 31, 1995--$1,985,964
   October 31, 1994--$1,266,496
   September 30, 1994--($3,808,221)] (Note 1)                $ 128,673,655      $157,928,583       $ 154,529,228
===================================================================================================================

See Notes to Financial Statements.

PAGE 18
--------------------------------------------------------------------------------
Keystone International Fund Inc.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone International Fund Inc. (the "Fund") is a Massachusetts corporation for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") (formerly Keystone Group, Inc.), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations.
Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars. Those securities traded in foreign currency amounts are translated into United States dollars as follows: market value of investments, assets, and liabilities at the daily rate of exchange; and purchases and sales of investments, income, and expenses at the rate of exchange prevailing on the respective dates of such transactions.

   Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued, interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates.

B. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

C. Securities transactions are accounted for no later than the day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest

PAGE 19
--------------------------------------------------------------------------------

income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date.

D. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

E. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

F. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

G. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations is due to the differing treatment of 12b-1 expenses and foreign currency gains and losses for financial statement and federal income tax purposes.

(2.) Capital Share Transactions

One hundred million shares of the Fund with a par value of $1.00 are authorized for issuance. Transactions in shares of the Fund were as follows:

PAGE 20
--------------------------------------------------------------------------------
Keystone International Fund Inc.

                                  Year      One Month          Year
                                 Ended          Ended         Ended
                              10/31/95       10/31/94       9/30/94
====================================================================
Shares sold                  12,460,964     1,555,441    18,905,283
Shares redeemed             (16,703,211)   (1,394,884)  (14,595,196)
Shares issued in
  reinvestment of
  dividends and
  distributions               2,010,943             0        64,579
--------------------------------------------------------------------
Net increase (decrease)      (2,231,304)      160,557     4,374,666
====================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.0% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.0%, of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.0% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   The Fund has operated its Distribution Plan in accordance with both the Plan and the NASD Rule since July 8, 1992, except that until July 7, 1993, maximum annual payments with respect to Net Asset Value as represented by shares sold prior to January 1, 1992 remained at the then current rate of 0.3125% quarterly (approximately 1.25% annually).

   To the extent Fund shares purchased prior to July 8, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.0%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.0%) at such time in the future as, and to the extent that, pay-

PAGE 21
--------------------------------------------------------------------------------

ment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

   During the year ended October 31, 1995, the Fund recovered $1,380 in deferred sales charges. During the period, the Fund paid KDI $1,316,980 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of contingent deferred sales charges, was $1,315,600 (1.00% of the Fund's average daily net asset value during the period.) During the year ended October 31, 1995, KIDC received $524,433 after payments of commissions on new sales and service fees to dealers and others of $792,547. During the same period, KIDC received $375,704 in contingent deferred sales charges. At October 31, 1995, KIDC's total unreimbursed Distribution expenses amounted to $1,721,992 (1.31% of the Fund's net asset value as of October 31, 1995).

(3.) Securities Transactions

For the year ended October 31, 1995, purchases and sales of investment securities were as follows:

                             Cost of          Proceeds
                            Purchases        from Sales
===========================================================
Portfolio securities     $   94,396,748    $  140,495,266
Short-term investments    1,548,344,495     1,539,065,000
-----------------------------------------------------------
                         $1,642,741,243    $1,679,560,266
===========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, Keystone provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.75% and decline, as net assets increase, to 0.45% per annum, to the net asset value of the Fund. KMI has an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

   For the year ended October 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $985,652, which represented 0.75% of the Fund's average net assets on an annualized basis. Of this amount paid to KMI, $837,804 was paid to Keystone for its investment advisory services to the Fund.

   During the year ended October 31, 1995, the Fund paid or accrued to KII $62,044 for certain accounting and printing services, and $616,119 to KIRC for transfer agent fees.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $225,065 and received a credit of $19,366 pursuant to the expense offset arrangement, resulting in a total expense of $244,431. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

(5.) Forward Foreign Currency Exchange Contracts

At October 31, 1995, the Fund had open currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized depreciation of $674,045 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

PAGE 22
--------------------------------------------------------------------------------
Keystone International Fund Inc.

Exchange      Currency to      U.S. $ value        Currency to       U.S. $ value
  date       be delivered     as of 10/31/95       be received      as of 10/31/95
=====================================================================================
01/05/96       3,321,160         2,522,555          2,535,374         2,535,374
              Australian $                            U.S. $
01/25/96       6,351,864         4,738,652          4,589,000         4,589,000
               Canadian $                             U.S. $
11/01/95          81,306            84,535             84,579            84,579
               Brazilian                              U.S. $
11/01/95         620,365           645,004            645,340           645,340
               Brazilian                              U.S. $
11/01/95         651,254           677,120            677,473           677,473
               Brazilian                              U.S. $
11/01/95         677,184           704,080            704,446           704,446
               Brazilian                              U.S. $
11/01/95           3,852             4,005              4,007             4,007
               Brazilian                              U.S. $
11/01/95         677,391           704,295            704,661           704,661
               Brazilian                              U.S. $
11/03/95       1,608,649         1,608,649          8,142,337         1,664,957
                 U.S. $                           French Franc
11/03/95      10,333,084         2,112,924          2,164,994         2,164,994
             French Franc                             U.S. $
11/03/95       5,386,500         1,101,439          1,050,000         1,050,000
             French Franc                             U.S. $
11/20/95      16,860,671           583,185            558,485           558,485
             Belgian Franc                            U.S. $
11/20/95       8,868,200           306,738            290,000           290,000
             Belgian Franc                            U.S. $
11/20/95       1,923,000         1,923,000          2,253,660         1,989,565
                 U.S. $                            Swiss Franc
11/20/95       2,876,603         2,539,508          2,365,627         2,365,627
              Swiss Franc                             U.S. $
11/20/95       1,830,272         1,615,791          1,515,000         1,515,000
              Swiss Franc                             U.S. $
11/10/95      73,918,520           604,989            608,784           608,784
            Spanish Peseta                            U.S. $
11/20/95         507,907           119,604            117,102           117,102
            Finnish Markka                            U.S. $
11/20/95         444,120           104,583            100,000           100,000
            Finnish Markka                            U.S. $
11/20/95       3,183,000         3,183,000          2,052,158         3,242,950
                 U.S. $                          Pound Sterling
11/20/95       2,439,475         3,855,013          3,782,650         3,782,650
            Pound Sterling                            U.S. $
11/20/95       1,657,709         2,619,616          2,560,000         2,560,000
            Pound Sterling                            U.S. $

PAGE 23
--------------------------------------------------------------------------------

Exchange      Currency to      U.S. $ value        Currency to       U.S. $ value
  date       be delivered     as of 10/31/95       be received      as of 10/31/95
=====================================================================================
11/20/95     1,615,184,140      $ 1,010,564           987,639        $   987,639
              Italian Lira                            U.S. $
11/20/95       178,871,000          111,913           110,000            110,000
              Italian Lira                            U.S. $
11/20/95         3,201,000        3,201,000         5,239,077          3,324,218
                   U.S. $                          Netherland
11/20/95         6,980,789        4,429,342         4,247,901          4,247,901
               Netherlands                            U.S. $
11/20/95         3,561,281        2,259,649         2,140,000          2,140,000
               Netherlands                            U.S. $
11/22/95         8,147,303        1,224,546         1,100,095          1,100,095
              Swedish Krona                           U.S. $
11/22/95        13,824,192        2,077,788         1,920,000          1,920,000
              Swedish Krona                           U.S. $
11/22/95         9,241,213        1,388,963         1,325,000          1,325,000
              Swedish Krona                           U.S. $
12/29/95       719,352,928        7,099,594         7,301,000          7,301,000
              Japanese Yen                            U.S. $
12/29/95       317,881,800        3,137,307         3,182,000          3,182,000
              Japanese Yen                            U.S. $
12/29/95       198,283,410        1,956,941         1,989,000          1,989,000
              Japanese Yen                            U.S. $
-------------------------------------------------------------------------------------
                                $60,255,892                          $59,581,847
=====================================================================================

PAGE 24
--------------------------------------------------------------------------------
Keystone International Fund Inc.

(6.) Distributions to Shareholders

A distribution of net investment income of $0.10 per share and a distribution of long-term capital gains of $0.05 per share were declared payable by December 6, 1995 to shareholders of record November 24, 1995. These distributions are not reflected in the accompanying financial statements.

================================================================================
Federal Tax Status--Fiscal 1995
Distributions (Unaudited)

A distribution of $0.74 per share of net long-term capital gains and $0.04 per share of net investment income was paid during the fiscal year ended October 31, 1995.

   In January of 1996 we will send you complete information on distributions paid during the calendar year 1995 to help you in completing your federal tax return.

PAGE 25
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Directors and Shareholders of
Keystone International Fund Inc.

We have audited the accompanying statement of assets and liabilities of Keystone International Fund Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from October 1, 1994 to October 31, 1994 and the year ended September 30, 1994, and the financial highlights for the year then ended, the period from October 1, 1994 to October 31, 1994 and for each of the years in the nine-year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone International Fund Inc., as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period from October 1, 1994 to October 31, 1994 and the year ended September 30, 1994, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 8, 1995

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

PAGE 27
--------------------------------------------------------------------------------

                             Keystone's Services
                               for Shareholders

   KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[back cover]

                                    Keystone
                                Family Of Funds

                                   [diamond]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                               International Fund
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                            Precious Metals Holdings
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund



This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                INVESTMENTS
                P.O. Box 2121
                Boston, Massachusetts 02106-2121

KIF-AR-12/95
17.5 M                                          ["Recycled" symbol]

[front cover]

                                K E Y S T O N E

              [photo: father & young son reading a book together]

                                 INTERNATIONAL
                                   FUND INC.

                                [Keystone logo]
                                 ANNUAL REPORT
                                OCTOBER 31, 1995